Other Borrowed Funds	12 Months Ended
Dec. 31, 2022
Other Borrowed Funds

(9) Other Borrowed Funds

Other borrowed funds include Federal Home Loan Bank borrowings, which may be short, and long-term fixed borrowings issued by the Federal Home Loan Bank of Dallas and the Federal Home Loan Bank of Topeka at the market price offered at the time of funding. These borrowings are secured by mortgage-backed investment securities and a portion of our loan portfolio. The decrease in long-term borrowings at December 31, 2022 is a result of three non-amortizing long-term, callable advances issued by the Federal Home Loan Bank of Dallas being called in the fourth quarter of 2022. The advances totaled $425,000,000.

Further information regarding our other borrowed funds at December 31, 2022 and 2021 is set forth in the following table:

	December 31,
	2022	2021

	(Dollars in Thousands)
Federal Home Loan Bank advances—short-term
Balance at year end	$—	$—
Rate on balance outstanding at year end	—%	—%
Average daily balance	$—	$—
Average rate	—%	—%
Maximum amount outstanding at any month end	$—	$—
Federal Home Loan Bank advances—long-term(1)
Balance at year end	$10,944	$436,138
Rate on balance outstanding at year end	2.61%	1.73%
Average daily balance	$386,924	$436,225
Average rate	1.75%	1.71%
Maximum amount outstanding at any month end	$436,122	$436,311
(1)	Long-term advances at December 31, 2022 and December 31, 2021 consisted of both amortizing and non-amortizing advances. The non-amortizing advances totaling $425,000,000 were called by the Federal Home Loan bank in the fourth quarter of 2022. Two amortizing advances are outstanding at December 31, 2021 in the amounts of $2,974,000 and $7,969,000 and mature in December 2033 and November 2033, respectively. The amortization on the amortizing long-term advances totals approximately $199,000, $204,000, $210,000, $215,000 and $221,000 for the years ending December 31, 2023, 2024, 2025, 2026 and December 31, 2027, respectively.